REDEEMABLE PREFERRED STOCK	9 Months Ended
Sep. 30, 2022
REDEEMABLE PREFERRED STOCK [Abstract]
REDEEMABLE PREFERRED STOCK

9. REDEEMABLE PREFERRED STOCK

On September 29, 2022 (“closing date”), the Company issued and sold 85,000 shares of Preferred Stock at $1,000 per share, resulting in gross proceeds of $85,000. The preferred stock was authorized by the Company’s articles of incorporation by filing a certificate of designation as authorized by the Board. The proceeds were bifurcated between the Preferred Stock and Class A Common Stock warrants on a relative fair value basis. The Company incurred issuance cost of $1,560. The Company calculates the accretion of the preferred stock to its redemption using effective rate method and is reported as a deemed dividend. The effective interest rate for the three and nine months ended September 30, 2022 is 14.19%.

The Preferred Stock has the following key terms:

1.A stated value of $1,000.00 per share;

2.The holder is entitled to receive a cumulative dividend at the annual rate of SOFR plus 7%. After the second anniversary of the closing date the holder is entitled to receive a cumulative dividend at the annual rate of SOFR plus 10.5%;

3.The holders have a put right to redeem the Preferred Stock for cash at the stated value plus any unpaid dividends after 5 years from the issuance date (On or after September 29, 2027);

4.The Preferred Stock is non-voting;

5.The Preferred Stock is not convertible into shares of the Company’s Class A Common Stock;

6.The Preferred Stock is senior to the Company’s Class A Common Stock and any class or series of capital stock expressly designated as ranking junior to the Preferred Stock as to distribution rights and rights upon liquidation, dissolution or winding up (“Junior Stock”). The Preferred Stock is on a parity with any class or series of the Company’s capital stock expressly designated as ranking on a parity with the Preferred Stock as to distribution rights and rights upon liquidation, dissolution or winding up (“Parity Stock”).

7.The Preferred Stock issued represents redeemable shares, with a redemption period at the option of the holders beginning on or after the fifth anniversary from the closing date. The preferred shares can only be redeemed in cash based on the terms of the certificate of designation. The price per share of Preferred Stock on the date of redemption is equal to the stated value per share price plus, an amount equal to the accrued dividends plus, accrued and unpaid dividends since the most recent dividend payment date. The Company may also redeem the outstanding Preferred Stock at any time for an amount equal to the greater of the stated value price per share of Preferred Stock plus, an amount equal to the accrued dividends plus, accrued and unpaid dividends since the most recent dividend payment date with respect to such share as of the applicable redemption date or if any, to result in, prior to the second anniversary of the closing date, a multiplier to the product of 1.225 times the stated value of Preferred Stock, from and after the second anniversary of the closing date, a multiplier equal to 1.325 times the stated value of Preferred Stock.

In accordance with the guidance in ASC 480 “Distinguishing Liabilities from Equity”, the Preferred Stock is to be classified as temporary equity if any event that is outside the Company’s control (regardless of probability) could trigger the security to become redeemable outside the Company’s control. The Preferred Stock met the definition of a temporary equity and is recorded in redeemable preferred stock in the accompanying Condensed Consolidated Balance Sheets. The Preferred Stock will be accreted up to its redemption using the accretion method.

For the year ended September 30, 2022, the Company recorded $46 of accrued dividends. The amount is reported in redeemable preferred stock on the Company’s Condensed Consolidated Balance Sheet. No dividends were paid as of September 30, 2022.